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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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   Date of Report (Date of earliest event reported): August 14, 2008
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                                  Conn's, Inc.
         (Exact name of registrant as specified in its charter)


        Delaware                 000-50421               06-1672840
     (State or other         (Commission File          (IRS Employer
     jurisdiction of              Number)           Identification No.)
     incorporation)


         3295 College Street
           Beaumont, Texas
   (Address of principal executive                   77701
              offices)                             (Zip Code)

   Registrant's telephone number, including area code: (409) 832-1696
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                                 Not applicable
     (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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

Item 1.01  Entry into a Material Definitive Agreement.

      Asset Backed Loan Credit Facility
      ---------------------------------

      Effective August 14, 2008, we entered a LOAN AND SECURITY AGREEMENT with certain financial institutions as parties to the Agreement from time to time referred to as Lenders, BANK OF AMERICA, N.A., a national banking association, as Administrative Agent and Joint Book Runner for the Lenders, referred to as Agent, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Syndication Agent and Joint Book Runner for the Lenders, and CAPITAL ONE, N.A., as Co-Documentation Agent for the Lenders.

      This Agreement provides a $210 million revolving loan facility, referred to as the ABL Facility, with an accordion feature allowing for future expansion of the committed amount up to $350 million, that provides funding based on a borrowing base calculation that includes accounts receivable and inventory. The borrowing base is calculated as eligible inventory and receivables multiplied by specified funding percentages, less certain reserves specified in the agreement. The ABL Facility replaces our existing $100 million revolving credit facility, which was terminated upon the closing of the ABL Facility. The ABL Facility matures in August 2011 and bears interest at LIBOR plus a spread ranging from 225 basis points to 275 basis points, based on a fixed charge coverage ratio, on the principal outstanding from time to time. All of our receivables not sold under our asset backed securitization facility, referred to as our ABS Facility, together with our inventory and other assets, will be pledged to the Lenders under the ABL Facility.

      Amendments to Existing Asset-Backed Securitization Facility
      -----------------------------------------------------------

      In conjunction with completing this ABL Facility, Conn Funding II, L.P., our qualified special purpose entity, referred to as our QSPE, amended certain of its agreements related to its ABS Facility to provide for the existence of our ABL Facility and adjust certain terms of its borrowing arrangements to current market requirements, including reducing the advance rate on its variable funding note facility from a maximum of 85% to a maximum of 76%. The amended agreements also provide for, among other things, the extension of the maturity date on our QSPE's 364-day variable funding note facility in the amount of $100 million, from August 15 until August 28, 2008, to provide the lenders additional time to consider renewal of the facility and the terms of renewal in light of the completion of the ABL Facility.

      Effective August 14, 2008, our QSPE, as Issuer, entered into a "Supplement No. 1 to Amended and Restated Series 2002-A Supplement" with Wells Fargo Bank, National Association, as Trustee, amending that certain Amended and Restated Series 2002-A Supplement dated as of September 10, 2007 between Issuer and Trustee. Supplement No. 1 to Amended and Restated Series 2002-A Supplement provides for the addition of a definition of our ABL Facility, as well as additional definitions and definitional modifications to reflect our ABL Facility, including, among other things, additional portfolio performance covenants relating to the combined performance of receivables financed under our ABL Facility and the ABS Facility, and a reduction of the advance rate on the variable funding note facility from a maximum of 85% to a maximum of 76%, beginning on September 30, 2008.

      Also, effective August 14, 2008, our QSPE entered, as Issuer, a Fourth Supplemental Indenture with Wells Fargo Bank, National Association, as Trustee, modifying certain definitions contained in the Base Indenture, dated as of September 1, 2002, as amended and supplemented, providing for, among other things, a reduction in the allowable percentage of eligible contract receivables that have been re-aged, as adjusted per the agreement, from 20% to 15% (by principal balance), to conform to the terms of the Series 2006-A Bonds.

      Further, effective August 14, 2008, our QSPE, as Issuer, and one of our subsidiaries, Conn Appliances, Inc., as Seller, entered a Second Amended and Restated Note Purchase Agreement with Three Pillars Funding LLC and Park Avenue Receivables Company, LLC, together "Conduit Purchasers", JPMorgan Chase Bank, N.A., as funding agent for Park Avenue Receivables Company and as "Committed Purchaser", and SunTrust Robinson Humphrey, Inc., as Administrator. The Second Amended and Restated Note Purchase Agreement provides for, among other things, the extension of the maturity date on the $100 million Tranche A Commitment to August 28, 2008, the conversion of the $200 million Tranche B Commitment to a 364-day commitment with the option for the Issuer to request the commitment be extended to September 10, 2012, if acceptable renewal terms are not provided, and modification of the fixed charge coverage and leverage ratios to match those in the ABL Facility.

      Effective August 14, 2008, our subsidiaries Conn Appliances, Inc., as Initial Servicer for our ABL Facility, Conn Credit Corporation, Inc. and Conn Credit I, LP, together as Borrower under the ABL Facility, Bank of America, N.A., as ABL Agent under the ABL Facility, Wells Fargo Bank, National Association, as Securitization Trustee under our ABS Facility, and Bank of America, N.A., as Collateral Agent for the ABL Agent and the Securitization Trustee entered into an "Intercreditor Agreement" providing for, among other things, the appointment of a collateral agent to protect the interests of the lenders and security holders in both the ABL Facility and the ABS Facility in amounts held by us in our bank accounts representing commingled proceeds of assets of both us and of the QSPE, and setting forth the responsibilities of the ABL Agent and the Securitization Trustee to the other relative to the handling of assets pledged to the other, including the handling of customer payments, returned or repossessed merchandise and other of our and the QSPE's assets.

Item 9.01  Financial Statements and Exhibits

Exhibit 99.1                  Loan and Security Agreement (without Exhibits)

Exhibit 99.2                  Supplement No. 1 to Amended and Restated Series
                              2002-A Supplement

Exhibit 99.3                  Second Amended and Restated Note Purchase
                              Agreement

Exhibit 99.4                  Fourth Supplemental Indenture

Exhibit 99.5                  Intercreditor Agreement

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CONN'S, INC.


Date:  August 20, 2008              By:  /s/ Michael J. Poppe
                                       ---------------------------------------
                                    Name: Michael J. Poppe
                                    Title: Chief Financial Officer